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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               --------------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                               -----------------------



Date of Report (Date of earliest event reported):        February 17,1999
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                               VENATOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)



    New York                       No. 1-10299                 13-3513936
 ----------------              -------------------          -----------------
(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)               File Number)               Identification No.)



233 Broadway, New York, New York                               10279-0003
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (212) 553-2000
                                                     -------------




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Item 5.  Other Events.
-------  -------------


     On February 17, 1999, the Registrant announced that Bruce L. Hartman had been named Senior Vice President and Chief Financial Officer, effective February 26, 1999. Mr. Hartman, who is currently Vice President of Corporate Shared Services, replaces Reid Johnson, who has resigned effective February 26, 1999. (See Exhibit 99, which, in its entirety, is incorporated herein by reference.)


Item 7.  Financial Statements and Exhibits.
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(c) Exhibits
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     In accordance  with the provisions of Item 601 of Regulation  S-K, an index of exhibits is included in this Form 8-K on page 3.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned being hereunto duly authorized.

                                                  VENATOR GROUP, INC.
                                                  -------------------
                                                     (Registrant)


Date:  February 22, 1999                      By:  /s/Gary M. Bahler
                                                   -----------------
                                                   Gary M. Bahler
                                                   Senior Vice President,
                                                   General Counsel and Secretary














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                               VENATOR GROUP, INC.
                              ---------------------

                                INDEX OF EXHIBITS
                             FURNISHED IN ACCORDANCE
                             WITH THE PROVISIONS OF
                           ITEM 601 OF REGULATION S-K
                           --------------------------


Exhibit No. in Item 601
   of Regulation S-K                       Description
-----------------------                    -----------
        99                                 New Release Dated February 17, 1999

























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                                                                      Exhibit 99



                                  NEWS RELEASE



                                    CONTACT:  Juris Pagrabs
                                              Vice President, Investor Relations
                                              Venator Group, Inc.
                                              (212) 553-7017



                      VENATOR GROUP NAMES BRUCE L. HARTMAN
                SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

NEW YORK, New York, February 17, 1999 Venator Group, Inc. (NYSE: Z), the largest athletic footwear and apparel retailer in the world, today announced that Bruce
L. Hartman, age 45, has been named Senior Vice President and Chief Financial Officer, effective February 26, 1999. Mr. Hartman, formerly the Company's Vice President of Corporate Shared Services since 1998, and prior to that its Controller since 1996, replaces Reid Johnson, age 56, who has resigned.

"Bruce is a highly experienced retailer with a multi-faceted financial background which includes specialty store operations, that will bring an added dimension of strength to our executive management team," said Roger N. Farah, Venator Group's Chairman and Chief Executive Officer. "Bruce has been instrumental in the restructuring of our accounting systems and functions at our off-site processing facility located in Camp Hill, Pennsylvania and he has played a critical role in identifying and implementing various cost reduction initiatives within the corporate organization. We look forward to benefiting greatly from his leadership and continued support as we head into the next millennium."

Prior to joining the Company as Vice President and Controller in 1996, Mr. Hartman spent 10 years of his career with the May Department Stores Co., and most recently was the Chief Financial Officer of Filene's from 1994 until October 1996. Mr. Hartman was also Chief Financial Officer at Famous Barr between 1993 and 1994, and Controller at Robinson's division of The May Department Stores, Co. from 1990 to 1993. He began his career with Haskins and Sells in Boston, MA in 1975 and is a graduate of Suffolk University.

Venator Group is a diversified global retailer that operates more than 5,900 retail stores in 14 countries in North America, Europe, Australia and Asia. Through its athletic group of specialty retail stores, including Foot Locker, Lady Foot Locker, Kids Foot Locker, Champs Sports and Colorado, as well as its direct marketer Eastbay, the Company is the leading provider of athletic footwear and apparel. Venator Group's Internet web sites include www.eastbay.com, www.footlocker.com, www.ladyfootlocker.com, www.kidsfootlocker. com, and www.champssports.com. Other specialty retail chains include the Northern Group of apparel stores, afterthoughts jewelry stores and San Francisco Music Box.

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